EXHIBIT 99.1





November 24, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read the statements made by Xechem International, Inc. which we understand will be filed with the Commission, pursuant to Item 4.01 of Form 8-K, as part of the Company's Form 8-K report during the month of November 2004.

We agree with the statements concerning our firm in such Form 8-K.

                                Very truly yours,


                                /s/ Moore Stephens, P.C.
                                ------------------------
                              Moore Stephens, P.C.